UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ____________________________________

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  July 8, 2003



                                 INDIGINET, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


                 0-32333                         65-0972865
         (Commission File Number)     (IRS Employer Identification No.)

      5000 BIRCH STREET, SUITE 3000
        NEWPORT BEACH, CALIFORNIA                   92660
      (principal executive offices)              (Zip Code)

                                 (949) 476-3711
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS.

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

     On July 8, 2003 Indiginet, Inc. (the "Registrant") and C2C Exchange ("C2C") entered into a Letter of Intent ("LOI"). Pursuant to the LOI, the Registrant intends to acquire substantially all of the assets of C2C in exchange for Registrant's restricted common stock. The acquisition will occur subsequent to the execution of the definitive agreement between Registrant and C2C. When the definitive agreement is executed, the Registrant will promptly furnish details of such execution by filing a current report on Form 8-K. In addition, the Registrant will file another Form 8-K to report the closing of the acquisition transaction with C2C.

     C2C is a website design, hosting and complete e-commerce provider delivering website building solutions on the Internet. The company and its development team have automated the ability for a user to easily and quickly create feature-rich, professionally designed websites. The service is simple and affordable, compared to traditional costs of web development. The acquisition of C2C by Registrant is likely to expand Registrant's product resources, distribution and customer base, as well as breadth of service and business capacity.

     Effective November 24, 2003, the Registrant entered into an amended employment agreement with Mark Ellis, to serve as its President and Chief Executive Officer until February 28, 2008. Mr. Ellis' original employment agreement with the Registrant was scheduled to expire on February 28, 2006 and was canceled as of the effective date of the amended agreement.

     The amended employment agreement increases the term of employment from three years to five years, and provides for salary increases of $50,000 per year. The new employment agreement allows Mr. Ellis to elect whether to receive his Revenue Bonus in the form of cash, preferred stock of Registrant, or a combination of cash and preferred stock. Finally, a new provision provides for preferred stock bonuses to be awarded to Mr. Ellis when certain milestones are accomplished. The amended employment agreement between Registrant and Mark Ellis is attached to this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.
             --------

     The following exhibits are filed herewith:


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EXHIBIT NO.                        IDENTIFICATION OF EXHIBIT
-----------                        -------------------------

   99.1       Amended Employment Agreement between Registrant and Mark Ellis.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: December 2, 2003                     INDIGINET, INC.


                                           By  /s/ Mark  Ellis
                                             -----------------------------------
                                               Mark Ellis, President


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